Exhibit 10.4

Certain information marked as “XXXX” has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

IDC Agency Service Contract

Party A: XXXX

Address: XXXX

Party B: CLOUD DATANETWORK LIMITED (hereinafter referred to as “CD”)

Address: RM4,16/F,HO KING COMM CTR,2-16 FAYUEN ST MONGKOK KOWLOON, HONG KONG

In view of:

Party A is a leading technology provider of intelligent computing center and cloud computing service in the Internet field, with power environment monitoring, patented technology of network coverage, core products, etc.;

Party B has overseas sales channel resources and market expansion capabilities covering Hong Kong, Taiwan Province, European and American countries;

Based on mutual consultation, both parties have reached the following cooperation terms:

Article 1: Cooperation Content

1.1 As Party A's overseas sales channel partner, Party B acts as an agent in the name of Party A to sell the products listed in the attachment (hereinafter referred to as "products"), including but not limited to customer docking, contract negotiation and order facilitation, and continues to assist Party A in providing products to its customers.

1.2 Party B assists Party A in connecting overseas sales channel resources and carrying out market expansion work. At the same time, it collects and sorts out the daily operation information of Party A's customers, and assists Party A in completing the business and financial information docking with overseas end customers.

1.3 Party B provides necessary technical support services to Party A, aiming at assisting Party A in continuously and stably providing products to its customers. The content of these technical support services includes but is not limited to, integrating network resources and connecting Party A's resources and equipment, coordinating resources for the temporary/customized needs of Party A's customers, providing 7 * 24H uninterrupted information technology support, daily maintenance, troubleshooting and other technical support and inquiry services.

1.4 Party A reserves the right to finally review the terms of the customer contract matched by Party B, and the contract without written confirmation by Party A is not binding on Party A.

Article 2: Service Fees

2.1 If Party B successfully facilitates the signing of a valid sales contract between the customer and Party A, and Party A has actually provided the service, Party A shall pay CD the channel service fee as follows:

Calculation Standard: Refer to the attached sales schedule;

Payment Method: Within [5] working days after Party A receives full payment from the customer;

Settlement Basis: Based on the actual amount received from the customer.

Article 3: Rights and Obligations of Both Parties

3.1 Rights and responsibilities of Party A: During the cooperation period, Party A shall provide Party B with necessary services according to Party B's service content in Article 1 of this contract, and timely and clearly put forward service requirements to Party B or give feedback on the services provided by Party B. Party A shall pay the service fee to Party B on time every month according to the agreement in Article 2 of this contract.

3.2 Rights and responsibilities of Party B: During the cooperation period, Party B shall diligently and responsibly perform the service contents promised in Article 1 of this contract. When Party A puts forward relevant business or technical support problem solving needs to Party B, Party B shall promptly assist Party A in communicating with its customers and cooperate with Party A to complete the implementation of its customer needs.

Article 4: Other Terms

4.1 This Agreement shall be valid from October 1, 2022 to September 30, 2023, and shall be automatically renewed upon expiration unless otherwise agreed.

(Signature Page Below)

Party A: XXXX

Signature: XXXX

Seal: XXXX

Date: October 1, 2022

Party B: CLOUD DATANETWORK LIMITED

Signature:

Seal:

Date: October 1, 2022

Annex I: Sales Fee Schedule

Item	Distribution Schedule	Qty	Unit Price	Monthly Distribution Fee	Note
1	Hybrid Cloud	20000	6.3	126000	The actual cost is subject to the monthly bill
2	Equipment Rental	140	120	16800
3	IP	700	3.6	2520
Total:				145320

Appendix II: Sales Fee Schedule

Distribution Service Name	Option	Service Time	Pricing Method	Monthly Distribution Commission	Remarks
IDC network technology, Routine Maintenance Service	☑	The calculation shall be based on the actual purchase of such services by the end customer	Pay monthly	The amount shall be subject to the actual settlement confirmed by both parties	Note: USD settlement